SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): January 26, 1996
                                                    (January 25, 1996)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-2000



 .......................................................................
     (Former name or former address, if changed since last report)
Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on January 25, 1996 by
Franklin Resources, Inc.

                       SIGNATURES


       Pursuant  to  the requirements of the  Securities
Exchange  Act  of 1934, the registrant has  duly  caused
this   report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.


                           FRANKLIN RESOURCES, INC.
                           (Registrant)


Date: January 26, 1996    /s/  Leslie M. Kratter
                           LESLIE M. KRATTER
                           Vice President


                               Exhibits


          A.       Press Release issued on January 25, 1996
                     by Franklin Resources, Inc.



FROM:     Franklin Resources, Inc.
          Tel:     (415) 312-4701
          Contact: Holly Gibson
------------------------------------------------------------

                                                     For Immediate Release

             Franklin Resources Announces First Quarter Results

     San Mateo, CA, January 25, 1996 -- Franklin Resources, Inc.

(NYSE:BEN) today reported earnings for the quarter ended December 31,

1995.

     Charles B. Johnson, President of the diversified financial services company, said net income for the quarter was $74.0 million, compared to

$63.3 million a year ago and $73.6 million for the quarter ended September

30, 1995.  Fully diluted earnings per share for the quarter ended December

31, 1995 were $.89, compared to $.76 a year ago, and $.88 for the preceding quarter.  Operating revenues for the quarter ended December 31,

1995 were $226.6 million, compared to $208.2 million a year ago, and

$225.1 million for the preceding quarter.

     Average fully diluted shares outstanding for the quarter were 83.5 million, compared to 82.9 million a year ago, and 83.7 million for the previous quarter.

     Assets under management by the Company's subsidiaries rose to $135.1 billion from $114.6 billion this time last year and $130.8 billion at the end of the preceding quarter.  Average assets under management during the quarter were $132.1 billion, compared to $116.3 billion for the same quarter last year, and $128.7 billion for the preceding quarter.

                                -MORE-


FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)                   Three months ended

                                          December 31

                                       ___________________
                                            1995     1994
                                           _____    _____
Operating revenues:
Investment management fees              $201,635 $174,574
Underwriting commissions, net              2,975   13,113
Transfer, trust & related fees            21,389   15,943
Banking/finance, net & other                 554    4,603
                                       _________ _________

Total operating revenues                 226,553  208,233
                                       _________ _________

Operating expenses:
General & administrative                 107,054   96,338
Selling expenses                          15,525   18,235
Amortization of goodwill                   4,841    4,570
                                       _________ _________

Total operating expenses                 127,420  119,143
                                       _________ _________

Operating income                          99,133   89,090
                                       _________ _________

Other income (expense):
Investment and other income               10,665    6,763
Interest expense                         (2,623)  (3,422)
                                       _________ _________

Other income (expense), net                8,042    3,341
                                       _________ _________

Income before taxes on income            107,175   92,431
Taxes on income                           33,224   29,127
                                       _________ _________

Net income                               $73,951  $63,304
                                       ========= =========

Earnings per share:
   Primary                                  $.89     $.76
   Fully diluted                            $.89     $.76

Dividends per share                         $.11     $.10

Shares outstanding (in thousands):
     Primary                              83,519   82,862
     Fully diluted                        83,533   82,862

Assets under management
  (in millions)
     End of period                      $135,113  $114,646
     Average for period                 $132,140  $116,336

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)
                                                   For the Three Months Ended
                                                 ______________________________
                                       31-Dec-95  30-Sep-95 30-Jun-95 31-Mar-95 31-Dec-94
                                       _________ __________ _________ _________ _________
Operating revenues:
Investment management fees              $201,635   $196,982  $187,114  $172,582  $174,574
Underwriting commissions, net              2,975      6,355     8,583     9,096    13,113
Transfer, trust & related fees            21,389     20,491    16,747    15,520    15,943
Banking/finance, net & other                 554      1,243       274     2,583     4,603
                                       _________ _________ _________  _________ _________

Total operating revenues                 226,553    225,071   212,718   199,781   208,233
                                       _________ _________ _________  _________ _________
Operating expenses:
General & administrative                 107,054    109,781    98,097    85,003    96,338
Selling expenses                          15,525     16,788    15,229    19,886    18,235
Amortization of goodwill                   4,841      4,513     4,582     4,640     4,570
                                       _________ _________ _________  _________ _________

Total operating expenses                 127,420    131,082   117,908   109,529   119,143
                                       _________ _________ _________  _________ _________

Operating income                          99,133     93,989    94,810    90,252    89,090
                                       _________ _________ _________  _________ _________

Other income (expense):
Investment and other income               10,665      8,508     9,140     5,262     6,763
Interest expense                         (2,623)    (1,983)   (2,874)   (2,880)   (3,422)
                                       _________ _________ _________  _________ _________

Other income (expense), net                8,042      6,525     6,266     2,382     3,341
                                       _________ _________ _________  _________ _________

Income before taxes on income            107,175    100,514   101,076    92,634    92,431
Taxes on income                           33,224     26,942    32,047    29,594    29,127
                                       _________ _________ _________  _________ _________

Net income                              $ 73,951   $ 73,572  $ 69,029  $ 63,040  $ 63,304
                                       ========= ========= =========  ========= =========
Earnings per share:
   Primary                                  $.89       $.89      $.84      $.76      $.76
   Fully diluted                            $.89       $.88      $.83      $.76      $.76

Dividends per share                         $.11       $.10      $.10      $.10      $.10

Shares outstanding (in thousands):
     Primary                              83,519     82,814    82,540    82,710    82,862
     Fully diluted                        83,533     83,731    82,980    82,878    82,862

Assets under management (in millions):
     End of period                      $135,113   $130,837  $125,888  $118,788  $114,646
     Average for period                 $132,140   $128,676  $122,769  $116,436  $116,336